BLOCK:      550
LOTS:       4.01

                                                        Date: September 26, 1996


                         MORTGAGE, ASSIGNMENT OF LEASES
                        AND RENTS AND SECURITY AGREEMENT
                         (as the same may be amended or
                          otherwise modified from time
                            to time, this "Mortgage")


                                      FROM

                      CORPORATE REALTY INCOME FUND I, L.P.,
                       a Delaware limited partnership. dba
                CORPORATE REALTY INCOME FUND, LIMITED PARTNERSHIP

                                  ("Mortgagor")

                      Address: 406 East 85th Street
                               New York, New York 10028


                                       TO

                        FLEET BANK, NATIONAL ASSOCIATION,

                         having its principal office at
                               56 East 42nd Street
                            New York, New York 10017

                                  ("Mortgagee")


                          Mortgage Amount: $24,000,000


             This instrument prepared by, and after recording please
                                   return to:
                                 Loeb & Loeb LLP
                                 345 Park Avenue
                          New York, New York 10154-0037
                       Attention: Kenneth D. Freeman, Esq.



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     THE AMOUNT OF THIS MORTGAGE IS $24,000,000

THIS MORTGAGE SECURES REVOLVING CREDIT INDEBTEDNESS. THE INDEBTEDNESS SECURED HEREBY IS COMPOSED OF REVOLVING CREDIT TYPE INDEBTEDNESS, THE OUTSTANDING BALANCE OF WHICH CAN FLUCTUATE UP OR DOWN ACCORDING TO PAYMENTS MADE ON THE INDEBTEDNESS AND SUBSEQUENT ADVANCES.

     WHEREAS, the Mortgagor is the owner of the fee estate in those certain parcels of real property described in EXHIBIT A annexed hereto (together with the improvements now or hereafter located thereon, collectively, the "Premises"), and desires to convey the Premises to secure, among other obligations, a certain loan being made concurrently herewith by the Mortgagee to the Mortgagor, pursuant to the terms of a Loan Agreement of even date herewith between Mortgagor and Mortgagee (as the same may be amended or otherwise modified from time to time, the "Loan Agreement"); and

     WHEREAS, the indebtedness secured hereby is evidenced by that certain Secured Promissory Note of even date herewith in the principal amount of $24,000,000 (as the same may be amended or otherwise modified from time to time, the "Note") made by the Mortgagor to the Mortgagee, which Note provides for a variable rate of interest.

     NOW, THEREFORE,

     FOR THE PURPOSE OF SECURING payment of all of the liabilities and obligations of the Mortgagor to the Mortgagee evidenced by the Note, plus interest thereon and all sums necessary to protect the Mortgagee under this Mortgage or under the other Security Documents (as hereinafter defined), and all other sums due and payable under the Security Documents, and all of the other Obligations (as hereinafter defined), the Mortgagor does hereby give, grant, warrant, alien, releases, mortgage, hypothecate, deposit, pledge, transfer, assign, bargain, sell, convey, set over and confirm unto the Mortgagee, its successors and assigns, all of the Mortgagor's estate, right, title and interest now owned or hereafter acquired in and to the Premises; and

     TOGETHER with all and singular the easements, rights of way, air rights, reservations, privileges, choses in action, options, tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining, including, without limitation, all off-street parking rights and spaces, if any, and the reversion and

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remainder of any or all of the foregoing; and all of the estate, right, title, interest, claim or demand whatsoever of the Mortgagor therein and in and to the Premises and/or the improvements thereon, and in and to all strips and gores, and all alleys adjoining the land and in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of, or adjoining or adjacent to the Premises, to the center line thereof, either in law or in possession or expectancy, now or hereafter acquired;

     TOGETHER with all of the right, title and interest of the Mortgagor in and to (i) all buildings, vaults, and other improvements and additions thereto now erected or hereafter constructed or placed upon the Premises or any part thereof (the "Improvements"); (ii) to the extent permitted by law, the name or names, if any, as may now or hereafter be used for each Improvement and the good will associated therewith, as well as the trade names of the Improvements; and (iii) all machinery, devices, fixtures, apparatus, interior improvements, appurtenances and equipment of every kind and nature whatsoever now or hereafter attached to or placed in or upon the Premises or the Improvements, or any part thereof, or used or procured for use in connection with the operation of the Premises or any business conducted thereon (except for fixtures and personal property that are at any time the property of Space Tenants, as defined in
SECTION 1.18, or independent contractors employed at the Premises), all of the foregoing, except as aforesaid, hereinafter collectively called "Building Service Equipment";

     TOGETHER with all the right, title and interest of the Mortgagor in and to all furniture, furnishings, decorations, chattels and other personal property now or hereafter in, on or at said Premises (except for trade fixtures and personal property that are at any time the property of Space Tenants), all of the foregoing, except as aforesaid, hereinafter collectively called "Furnishings;"

     TOGETHER with all right, title and interest of the Mortgagor in and to all insurance or other proceeds for damage done to the Improvements, Building Service Equipment or Furnishings and all awards heretofore made or hereafter to be made to or for the account of the Mortgagor for the permanent or temporary taking by eminent domain of the whole or any part of the Premises, the Improvements, the Building Service Equipment and the Furnishings or any lesser estate in, or easement appurtenant to, the Premises (including, without limitation, any awards for change of grade of streets), all of which proceeds and awards are hereby

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assigned to the Mortgagee, subject to the further provisions of this Mortgage;

     TOGETHER with all of the rents, issues, income, revenues, royalties, proceeds, benefits and profits of the Mortgaged Premises (as hereinafter defined), including amounts payable under all Space Leases (as hereinafter defined), now in effect or hereafter entered into covering any part of the Mortgaged Premises, as well as all rights and interest of the Mortgagor as landlord thereunder, all of which are hereby assigned to the Mortgagee, subject, however, to the right of the Mortgagor, as licensee, to receive and use the same unless and until an Event of Default shall occur;

     TOGETHER with all of the records and books of account now or hereafter maintained by the Mortgagor in connection with the operation of the Mortgaged Premises;

     TOGETHER with all water, water rights, shares of stock evidencing the same, mineral rights, ditches, ditch rights, reservoirs and reservoir rights appurtenant to, located on or used in connection with the Premises or the Improvements, whether existing now or hereafter acquired;

     TOGETHER with all deposits made with or other security given to utility companies or governmental branches or agencies by the Mortgagor with respect to the Mortgaged Premises, and all advance payments of insurance premiums made by the Mortgagor with respect thereto;

     TOGETHER with all licenses (including, but not limited to, any operating licenses or similar matters), contracts, management agreements, franchise agreements, permits, authorities or certificates required, used or useful in connection with the use, enjoyment, occupancy, management or operation of the Mortgaged Premises, except where the assignment or pledge of any such licenses, permits or other rights is prohibited by applicable statute or by any applicable issuing governmental agency; and

     TOGETHER with any and all of the Mortgagor's rights in and to any and all cash payments, reimbursements or other intangible rights arising in connection with the development, operation or maintenance of the Mortgaged Premises, including, without limitation, any tax appeal refunds, municipal reimbursements, governmental subsidy payments and governmentally-registered credits (such as emissions and reduction credits) (collectively, the "Payments and Intangibles");

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     TOGETHER with all proceeds and products of the foregoing.

All of the foregoing estates, rights, privileges, interests and franchises hereby granted and released, assigned, transferred, set over and mortgaged, or intended so to be, being hereinafter collectively referred to as the "Mortgaged Premises".

     TO HAVE AND TO HOLD unto the Mortgagee, its successors and assigns forever, together with all rights, hereditaments and appurtenances in any way appertaining or belonging thereto, unto the Mortgagee, the successors and assigns of the Mortgagee, forever for the uses set forth herein, to secure the payment to the Mortgagee of the principal and of interest on the Note at the maturity thereof (whether by acceleration or otherwise), all other sums due under the Note or under this Mortgage or under the Loan Agreement, the performance of all covenants and agreements in the Security Documents and all other obligations, whereupon this Mortgage shall cease and be void and the Mortgaged Premises shall be released at the cost of the Mortgagor.


                                   ARTICLE I.

                               Certain Definitions


     In addition to other definitions contained herein, the following terms shall have the meanings set forth below, unless the context of this Mortgage otherwise requires:

     1.1. "Affiliate" - shall mean (a) if with respect to a corporation, (i) any officer or director thereof and any person or entity who or which is, directly or indirectly, the legal or beneficial owner of more than ten (10%) percent of any class of shares or other equity security of such corporation, or (ii) any person or entity who or which, directly or indirectly, controls or is controlled by or is under common control with such corporation and (b) if with respect to a partnership or venture, any (i) general partner, (ii) general partner of a general partner, (iii) partnership with a common general partner, (iv) coventurer thereof, or (v) any person, trust, corporation, partnership, venture or other entity who or which, directly or indirectly, controls or is controlled by or is under common control with such partnership; and if any general partner or general partner of a general partner or

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coventurer is a corporation, any person or entity which is an Affiliate as defined in clause (a) above of such corporation. "Controls" (including the correlative meanings of "controlled by" and "under common control with") means effective power, directly or indirectly, to direct or cause the direction of the management and policies of such person or entity.

     1.2. "Backlease" means a sublease to the Mortgagor or its Affiliate made by a lessee under a Space Lease.

     1.3. "Default Rate" shall mean the Involuntary Rate (as such term is defined in the Note).

     1.4. "Due and payable" when used with reference to the principal of, or premium or interest on, or when referring to any and all other sums secured by this Mortgage or any other of the Security Documents shall mean due and payable, whether at the monthly or other date of payment or at the date of maturity specified in the Note, this Mortgage or the other Security Documents; or by acceleration or call for payment as provided in the Note, hereunder or in the other Security Documents, or, in the case of Impositions, the last day upon which any charge may be paid without penalty and/or interest.

     1.5. "Event of Default" shall have the meaning assigned to such term in the Note.

     1.6. "Governmental Authorities" shall mean all federal, state, county, municipal and local governments and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Mortgaged Premises or any part thereof.

     1.7. "Impositions" shall mean all duties, taxes, water and sewer rents, rates and charges, assessments (including, but not limited to, all assessments for public improvements or benefit), charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which prior to or during the term of this Mortgage will have been or may be laid, levied, assessed or imposed upon or become due and payable out of or in respect of, and become a lien on the Premises, the Improvements, Building Service Equipment, Furnishings or any other property or rights included in the Mortgaged Premises, or any part thereof or appurtenances thereto, or which are levied or assessed against the rent and income

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received by the Mortgagor from the Space Leases (as defined in SECTION 1.17) by virtue of any present or future law, order or ordinance of the United States of America or of any state, county or local government or of any department, office or bureau thereof or of any other Governmental Authority.

     1.8. "Legal Requirements" shall mean all present and future laws, ordinances, rules, regulations and requirements of all Governmental Authorities, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which may be applicable to the Mortgaged Premises or any part thereof, or to the sidewalks, alleyways, passageways, curbs and vaults adjoining the same, or to the use or manner of use of any of the foregoing, or to the owners, tenants, or occupants thereof, whether or not any such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

     1.9. "Mortgage" shall mean this instrument as originally executed or, if hereafter amended, modified or supplemented, as so amended, modified or supplemented.

     1.10. "Mortgagee" shall mean the Mortgagee herein named or at any given time the holder or holders of this Mortgage and the Note.

     1.11. "Mortgagor" shall mean the Mortgagor herein named, any subsequent owner or owners of the Mortgaged Premises, and its or their respective heirs, executors, administrators, successors and assigns, but this provision shall not be construed to limit the terms of SECTION 2.8 hereof.

     1.12. "Obligations" shall mean the (a) aggregate unpaid principal amount of, and accrued and unpaid interest on, the Note, plus (b) any and all indebtedness, obligations and other liabilities of the Mortgagor to the Mortgagee arising out of or in connection with or otherwise relating to the Note, the Loan Agreement or any of the Security Documents, and/or any agreement(s) of the Mortgagor with the Mortgagee pertaining thereto; in each case whether now or hereafter existing, direct or indirect, absolute or

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contingent, joint, several or independent, due or to become due, liquidated or unliquidated, held or to be held by the Mortgagee and whether created directly or acquired by assignment or otherwise.

     1.13. "Peg Rate" - shall have the meaning assigned to such term in the Note.

     1.14. "Permitted Encumbrances" shall mean each of the exceptions to coverage set forth in SCHEDULE B, PART I of that certain Preliminary Title Report dated September 26, 1996, issued by Chicago Title Insurance Company, to and accepted by the Mortgagee with respect to the Premises, and such other items as the Mortgagee, in its sole discretion, may approve in writing.

     1.15. "Person" shall mean and include any individual, corporation, partnership, unincorporated association, trust, governmental agency or authority or other entity.

     1.16. "Security Documents" shall have the meaning assigned to such term in the Note.

     1.17. "Space Lease" shall mean any and all leases, subleases, licenses, concession agreements or any other form of agreement, however denominated (written or verbal, now or hereafter in effect), in which the Mortgagor (or any predecessor in interest as owner of the Mortgaged Premises in the case of existing Space Leases) now or hereafter grants a possessory interest in and to, or the right to use and occupy the Mortgaged Premises, or any portion thereof, and all renewals, extensions, modifications, amendments and other agreements affecting the same.

     1.18. "Space Tenant" shall mean the tenant or other user or occupant of part or all of the Mortgaged Premises under any Space Lease.

     1.19. "State" shall mean the State of New Jersey.

     1.20. "to the best of the Mortgagor's knowledge" shall mean the actual knowledge of Robert F. Gossett, Jr., after reasonable inquiry and investigation.


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                                   ARTICLE II.

                      Particular Covenants of the Mortgagor


     The Mortgagor covenants and agrees as follows:

     2.1. Payment of Indebtedness. The Mortgagor shall duly and punctually pay to the Mortgagee, as and when due and payable, the indebtedness evidenced by the Note and the other Obligations secured hereby. As used in this SECTION 2.1 and elsewhere in this Mortgage, the term "indebtedness" shall mean and include the principal amount of the Note together with all interest thereon, any other payments due to the Mortgagee under the Loan Agreement and/or any of the Security Documents, all costs of collection provided for in the Note, the Loan Agreement or any of the Security Documents, and all other sums and charges at any time due under or otherwise secured by this Mortgage.

     2.2. Warranty of Title. The Mortgagor warrants that, to the best of the Mortgagor's knowledge (a) the Mortgaged Premises are free and clear of all liens and encumbrances other than the Permitted Encumbrances; (b) it owns the Building Service Equipment and Furnishings free and clear of all liens and claims other than in favor of the Mortgagee; (c) this Mortgage is and will remain a valid and enforceable first mortgage on the Mortgaged Premises, subject only to the Permitted Encumbrances; and (d) the Mortgagor has the right and lawful authority to mortgage and convey the Mortgaged Premises in the manner and form herein provided. The Mortgagor represents and warrants to the Mortgagee, to the best of the Mortgagor's knowledge, and covenants for the benefit of the Mortgagee, as follows:

          (i) that the Mortgagor is lawfully seized and possessed of a fee in the Premises and that the Mortgagor holds good legal and marketable title thereto and to the rest of the Mortgaged Premises, subject only to the Permitted Encumbrances; and

          (ii) that the Mortgaged Premises are now free and clear of all liens and encumbrances whatsoever, other than the Permitted Encumbrances, that the Mortgagor has good right and lawful authority to mortgage and convey the same in the manner and form herein provided and that the Mortgagor will warrant and defend title to the Mortgaged Premises against all claims and demands whatsoever.

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     2.3. To Maintain Priority of Lien.

     2.3.1. This Mortgage is and will be maintained as a valid first mortgage on the Mortgaged Premises, and the Mortgagor will not, directly or indirectly, create or suffer or permit to be created, or to stand against the Mortgaged Premises or any portion thereof, or against the rents, issues and profits therefrom, and will promptly discharge, any lien or charge prior to or upon a parity with or junior to this Mortgage other than the Permitted Encumbrances; provided, however, that the Mortgagor shall not be required to pay any Imposition prior to the time it shall become due and payable subject to the provisions of SECTION 2.4.1 hereof, and nothing herein contained shall prevent the Mortgagor from contesting the validity of any such Imposition in accordance with the provisions of SECTION 2.4.4. The Mortgagor will keep and maintain the Mortgaged Premises, and every part thereof, free from all liens or lien notices, of Persons supplying labor and/or materials in connection with any construction, alteration, repair, improvement or replacement of the Improvements or of the Building Service Equipment and Furnishings. If any such lien shall be filed against the Mortgaged Premises, or any part thereof, the Mortgagor promptly shall discharge the lien of record, by bonding or otherwise. The Mortgagor shall exhibit to the Mortgagee, upon request, appropriate receipts or other satisfactory evidence of the payment of the Impositions or any other item which may, if not paid, give rise to a lien against the Mortgaged Premises.

     2.4. To Pay Impositions.

     2.4.1. The Mortgagor will pay or cause to be paid, as and when due and payable, all Impositions levied upon the Mortgaged Premises or any part thereof, together with all filing, registration or recording fees and all expenses incident to the execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any mortgage supplemental hereto, or any instrument of further assurance. However, if by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor shall have the right to exercise such option and to pay such Imposition, or cause it to be paid (together with any accrued interest on the unpaid balance) in installments as

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they fall due and before any fine, penalty, further interest or cost may be added thereto.

     2.4.2. If an Event of Default shall occur and be continuing, then upon demand of the Mortgagee, the Mortgagor shall deposit with the Mortgagee a sum which bears the same relation to the annual insurance premiums for all insurance required by the terms hereof and real estate taxes and assessments assessed against the Mortgaged Premises for the insurance period or tax year then in effect, as the case may be, as the number of months elapsed as of the date of such demand since the last preceding installment of said premiums or taxes or assessments shall have become due and payable bears to twelve (12). For the purpose of this computation, the month in which such last preceding installment of premiums or real estate taxes or assessments became due and payable and the month in which such demand is given shall be included and deemed to have elapsed. On the first day of the month next succeeding the month in which such demand is given, and thereafter on the first day of each and every month during the term of this Mortgage, the Mortgagor shall deposit with the Mortgagee a sum equal to one-twelfth of such insurance premiums and such taxes and assessments for the then-current insurance period and tax year, so that as each installment of such premiums and taxes and assessments shall become due and payable, the Mortgagor shall have deposited with the Mortgagee a sum sufficient to pay the same. All such deposits shall be received and held as part of such deposit by the Mortgagee (all such deposits to be held in an account without interest thereon) and shall be applied to the payment of each installment of such premiums and taxes and assessments as they shall become due and payable. The Mortgagee shall, upon demand, furnish evidence to the Mortgagor of the making of each such payment. If the amount of such premiums and taxes and assessments has not been definitely ascertained at the time when any such monthly deposits are required to be made, the Mortgagor shall make such deposits based upon the amount of such premiums and taxes and assessments for the preceding year, subject to adjustment as and when the amount of such premiums and taxes and assessments are ascertained. If at any time when any installment of such premiums and such taxes and assessments becomes due and payable the Mortgagor shall not have deposited a sum sufficient to pay the same, the Mortgagor shall, within five (5) days after demand, deposit any deficiency with the Mortgagee. Upon payment in full of the indebtedness secured by this Mortgage, any remaining amount on deposit with the Mortgagee shall be repaid to the Person lawfully entitled thereto. If an Event of Default shall occur and be continuing, the Mortgagee may,

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at its option, apply all or any portion of the amounts then on deposit with the
Mortgagee pursuant to this SECTION 2.4.2 first to the payment of any premiums, taxes or assessments then due, and any remaining amounts may be applied to the payment of the indebtedness. The Mortgagor shall deliver to the Mortgagee all insurance and tax bills promptly following receipt during any period when such monthly deposits are to be made with the Mortgagee.

     2.4.3. The Mortgagor will pay all taxes and other governmental charges (including, without limitation, stamp taxes), except income or franchise taxes or similar taxes based upon or measured by income, assessed by the United States government or any state or local governmental authority and imposed on the Mortgagee, its successors by reason of the ownership of this Mortgage or the Note or the receipt of the interest or other sums payable thereunder or payable by either the Mortgagor or the Mortgagee upon any increase in the indebtedness secured hereby, or any modification, amendment, extension or consolidation of this Mortgage. Without limiting the foregoing and subject to the limitations set forth above, the Mortgagor will also pay the whole of any tax imposed, directly or indirectly, on this Mortgage or the Note or the receipt of any portion of the Indebtedness in lieu of a tax on the Mortgaged Premises or the Improvements and Building Service Equipment, whether by reason of (a) the passage after the date of this Mortgage of any law of the State deducting from the value of real property for the purposes of taxation any lien thereon; (b) any change in the laws for the taxation of Mortgages or debts secured by Mortgages for state or local purposes; (c) a change in the means of collection of any such tax or otherwise; or (d) any tax, whether or not now existing, assessed against, or withheld from, interest or other payments made by the Mortgagor or assessed against this Mortgage and which are assessed or levied by the government of any foreign nation or political subdivision thereof, provided such tax liability shall not result from the ownership of this Mortgage by a Person not a citizen of, or an entity not formed under the laws of, the United States or any state. Within a reasonable time after payment of any such tax or governmental charge, the Mortgagor will deliver to the Mortgagee satisfactory proof of payment thereof, subject, however, to the right of the Mortgagor to contest Impositions as hereinafter set forth. If the Mortgagor shall fail to pay such tax or charge within fifteen (15) days after written notice, or if under applicable law the Mortgagor's payment or agreement to pay the same shall be unenforceable, the Mortgagee shall have the right to declare the entire unpaid indebtedness and all

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accrued and unpaid interest thereon due and payable on a date specified by the
Mortgagee, but, in any event, not less than thirty (30) days after written notice to the Mortgagor.

     2.4.4. The Mortgagor shall have the right to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Mortgaged Premises, or any part thereof, as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment would operate as a bar to such contest or materially adversely interfere with the prosecution thereof, in which event the Mortgagor may postpone or defer payment of such Imposition (but not the payment of any monthly deposits pursuant to SECTION 2.4.2 hereof); and upon request by the Mortgagor, the Mortgagee shall postpone or defer payment of such Imposition; provided, however, that if at any time the Mortgaged Premises, the Building Service Equipment, the Furnishings, or any part thereof would, in the Mortgagee's reasonable judgment, by reason of such postponement or deferment be in imminent danger of being forfeited or lost, or if the Mortgagee might be subjected to any civil or criminal liability or other sanction, then the Mortgagor, on demand, shall immediately pay or cause to be paid the amount so contested and unpaid, together with all interest and penalties in connection therewith.

     2.4.5. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition indicating the nonpayment of such Imposition shall be prima facie evidence that such Imposition is due and payable but unpaid at the time of the making or issuance thereof.

     2.5. Insurance; Restoration Following Casualty.

     2.5.1. Until the indebtedness secured hereby is paid in full, the Mortgagor shall at its own expense at all times maintain or cause to be maintained on all of the Mortgaged Premises (a) comprehensive general liability insurance, including umbrella liability insurance, covering all claims for bodily injury, including death, and property damage occurring on, in or about the Mortgaged Premises in an aggregate amount of not less than Five Million Dollars ($5,000,000) per occurrence, and a single limit of not less than Two Million Dollars ($2,000,000) per person and per occurrence for personal injury, bodily injury and property damage; the policy shall have no deductible or self insured retention requirements; the policy limits of

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such insurance, if requested by the Mortgagee, shall be increased from time to time to reflect what a reasonably prudent owner or lessee of buildings or improvements similar in type and locality to the Mortgaged Premises would carry; during any period of substantial alterations or improvements in, on or to the Mortgaged Premises, the Mortgagor will cause the comprehensive general liability insurance, including umbrella liability insurance, endorsed to provide owners' and contractors' protective liability coverage, including completed operations liability coverage; (b) physical damage insurance (all risk non-reporting property insurance, including earthquake insurance, with the Mortgagee named as loss payee), covering the Mortgaged Premises for loss or damages resulting from the perils of fire, lightning, earthquake, and such other risks and hazards as are provided under the current standard "Extended Coverage Endorsement" and vandalism and malicious mischief coverage, for the full replacement value of the Mortgaged Premises on a stipulated and agreed-amount basis; (c) if the Mortgaged Premises is in an area identified as a flood hazard area by the Secretary of Housing and Urban Development, flood insurance, to the extent obtainable, in an amount equal to the lesser of the full replacement value of the Mortgaged Premises or the maximum amount available under the Federal flood insurance program; (d) boiler and machinery insurance covering all boilers, machinery, air conditioning, pressure vessels, and similar type equipment commonly covered under a broad-form boiler and machinery policy, in an amount satisfactory to the Mortgagee; (e) insurance against such other risks of damage, hazards, casualties and contingencies in such amounts as the Mortgagee shall from time to time reasonably require, provided that insurance against such other risks, hazards, casualties or contingencies shall then be commonly carried by prudent owners or lessees of building or improvements in the locality similar in character, construction, use and occupancy to the Improvements, Building Service Equipment and Furnishings on, or constituting a part of, the Mortgaged Premises; and (f) loss of rents/business interruption coverage in an amount sufficient to pay all Impositions, insurance premiums, interest and principal installments and all other amounts due under the Note and the Loan Agreement and the normal operating expenses of the Mortgaged Premises, all for a period of one (1) year. Furthermore, the Mortgagee reserves the right to require additional insurance and/or higher policy limits than heretofore specified if such additional insurance and/or higher policy limits are commercially reasonable for similar properties, which right may be exercised by written notice to the Mortgagor, and, as soon thereafter as practicable, but in any event within

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thirty (30) days of the receipt thereof, the Mortgagor agrees to obtain insurance coverage complying with such notice. The proceeds of all such insurance (except the insurance specified in SECTION 2.5.1(a)) shall be paid solely to the Mortgagee and be held, applied or disbursed by the Mortgagee as provided in SECTIONS 2.5.7 and 2.5.8.

     2.5.2. All insurance required in SECTION 2.5.1 shall be evidenced by valid and enforceable policies, in form and substance as shall be required by the Mortgagee from time to time, and issued by and distributed among insurers of recognized responsibility having an A.M. Best's Guide of A:XII or better, a financial size category of Class XI or above, and the total limit of liability shall not exceed ten percent (10%) of the total policyholders' surplus. Such insurers shall be authorized to do business in the State and in all other respects shall be reasonably satisfactory to the Mortgagee. The originals of all such policies, or duplicate copies or certificates thereof, shall be delivered to the Mortgagee concurrently with the execution and delivery of this Mortgage. Thereafter, all renewal or replacement policies, or duplicate copies or certificates thereof, shall be delivered to the Mortgagee not less than thirty
(30) days prior to the expiration date of the policy or policies to be renewed or replaced, in each case accompanied by evidence reasonably satisfactory to the Mortgagee that all premiums currently payable with respect to such policies have been paid in full by or at the direction of the Mortgagor.

     2.5.3. All such insurance policies shall (a) except for any liability policy required hereunder, contain a standard noncontributory form of mortgagee clause (in favor of and entitling the Mortgagee to collect any and all proceeds payable under such insurance), as well as a standard waiver of subrogation endorsement, all to be in form and substance reasonably satisfactory to the Mortgagee; (b) provide that such policies may not be cancelled or amended without at least thirty (30) days prior written notice to the Mortgagee; and (c) provide that no act, omission or negligence of the Mortgagor, or its agents, servants or employees, or of any Space Tenant under any Space Lease, which might otherwise result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity or enforceability of such insurance insofar as the Mortgagee is concerned. The Mortgagor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss with any insurance required under this SECTION 2.5. All losses under such insurance policies shall be adjusted by the Mortgagor in the

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case of any single instance of such damage or destruction not exceeding
$200,000, by the Mortgagor and the Mortgagee in the case of any such single instance of damage or destruction exceeding such amount, provided that in no event shall the Mortgagor approve or consent to any final adjustment in any amount exceeding the amount specified above in this sentence without obtaining the Mortgagee's prior approval (which approval shall not be unreasonably withheld) of the amount of such adjustment, and solely by the Mortgagee in the case when an Event of Default exists and is continuing.

     2.5.4. The Mortgagor, at its expense, will furnish to the Mortgagee, within ninety (90) days after written demand, but in no event, except for reasonable cause, more frequently than annually, proof of the then full replacement value of each of the Improvements and the Building Service Equipment and Furnishings therein, such proof to be by appraisals reasonably satisfactory in form and substance to the Mortgagee and prepared by an appraiser (who may be an appraiser for the insurance company insuring such property) designated and paid for by the Mortgagor and approved by the Mortgagee, which approval shall not be unreasonably withheld or delayed.

     2.5.5. If the Mortgagee shall, by any means, acquire the title or estate of the Mortgagor in or to any portion of the Mortgaged Premises, it shall thereupon become the sole and absolute owner of all insurance policies affecting such portion of the Mortgaged Premises held by, or required hereunder to be delivered to, the Mortgagee, with the sole right to collect and retain all unearned premiums thereon; and the Mortgagor shall be entitled only to a credit in reduction of the then outstanding indebtedness secured hereby in the amount of the short rate cancellation refund, when and if received by Mortgagee. The Mortgagor agrees, immediately upon demand, to execute and deliver such assignments or other authorizations or instruments as may, in the reasonable opinion of the Mortgagee, be reasonably necessary or desirable to effectuate any of the provisions of this SECTION 2.5.5.

     2.5.6. If any of the Improvements, Building Service Equipment or Furnishings shall be damaged or destroyed, in whole or in part, by fire or other casualty, the Mortgagor shall give prompt notice thereof to the Mortgagee, and, without regard to the availability or adequacy of insurance proceeds, shall promptly following receipt of any insurance proceeds or the date when any such proceeds are made available to the Mortgagor in accordance

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with the terms hereof, commence to restore, replace, rebuild or alter the same as nearly as possible to the condition, character and value thereof existing immediately prior to such damage or destruction. Any insurance proceeds in respect of such damage or destruction, or any Award (as defined in SECTION 3.2) for a partial taking which is not a substantial or total taking, as such terms are referred to in ARTICLE III hereof, at the option of the Mortgagee, may either (i) be applied as a prepayment of the unpaid balance of the principal of the Note and of accrued and unpaid interest thereon and as a payment of any other sums due and owing under the Note, the Loan Agreement and the Security Documents, or (ii) be made available to pay or reimburse costs incurred for restoration, replacement or rebuilding necessitated as a result of such damage or destruction, or as a result of such taking, as the case may be, or (iii) be used for any other purpose or object deemed appropriate by the Mortgagee in connection with the Mortgaged Premises, provided, however, that the Mortgagee may not elect either option (i) or (iii) above if, and for so long as all of the following conditions (collectively, the "Insurance or Award Conditions" have been and remain satisfied: (a) no Event of Default has occurred and is continuing or would occur as a result of such casualty or taking and no event has occurred that with the passage of time or the giving of notice, or both, would constitute an Event of Default; (b) the balance of the insurance proceeds or such Award either initially paid to the Mortgagee or deposited with the Depository (as hereinafter defined) or remaining from time to time, shall be sufficient, in the Mortgagee's reasonable judgment, to complete the restoration, replacement or rebuilding, or the Mortgagor shall have deposited such sufficient funds with the Mortgagee or the Depository; and (c) the Mortgagee determines, in its reasonable discretion, that (i) the Loan to Value Ratio (as defined in the Loan Agreement, and taking into consideration the value of all of the Projects, as defined in the Loan Agreement) is not greater than 55%, and (ii) the Debt Service Coverage Ratio (as defined in the Loan Agreement, and taking into consideration the loss of income resulting from such damage or destruction as projected by the Mortgagee in its reasonable discretion) is not less than 1.40:1.0. Notwithstanding the foregoing, if an event has occurred and is continuing that with the passage of time or the giving of notice, or both, would constitute an Event of Default but the same has not yet matured into an Event of Default, then, if the conditions set forth in the foregoing clauses (b) and (c) have been or will be, in the Mortgagee's reasonable judgment, satisfied, the Mortgagee shall not elect either option (i) or (iii) unless such event shall have matured into an Event of Default and, unless and until

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such event shall have so matured into an Event of Default or such event has been cured or shall otherwise cease to exist, the Mortgagee (or the Depository) shall not release any such insurance proceeds or Award and the same shall be held until an Event of Default occurs or the Default has been cured or shall otherwise cease to exist.

     2.5.7. Any such insurance proceeds (other than the proceeds of the rent insurance policy, which shall be paid as provided in SECTION 2.5.8 below) or Award which are to be applied to restoration, replacement or rebuilding of the Mortgaged Premises shall, after payment or reimbursement to the Mortgagee of all reasonable costs and expenses of the Mortgagee in collecting such proceeds or Award, be applied upon satisfaction of the following provisions and conditions:

          (a) If the damage be of such nature as to require the Mortgagor to construct a replacement for, or to alter in any material or substantial way, the damaged or destroyed items, the Mortgagor shall, before commencing any such work, submit copies of the plans and specifications therefor to the Mortgagee for the Mortgagee's approval, such approval to not be unreasonably withheld or delayed.

          (b) If after payment or reimbursement to the Mortgagee of all costs and expenses of the Mortgagee in collecting such insurance proceeds or Award, the aggregate insurance proceeds or Award received by reason of any single instance of such damage or destruction or condemnation, as the case may be, shall be $200,000 or less such insurance proceeds or Award shall be paid to the Mortgagor, which shall hold all amounts so received in trust for application first to pay the entire cost of restoring, repairing, rebuilding or replacing the damaged or destroyed items, before any portion of such proceeds may be used or applied for any other purpose. If the aggregate net insurance proceeds or Award by reason of any single instance of such damage or destruction or condemnation, as the case may be, shall be more than $200,000 such sums shall be held and disbursed by Fleet Bank, National Association or, if this Mortgage is held by another financial institution, by such financial institution or, if this Mortgage is not held by a financial institution, by a financial institution selected by the then Mortgagee (the holder of such monies, the "Depository") in accordance with the following provisions of this SECTION 2.5.7.

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          (c) The Mortgagee shall have received as to each such disbursement a certificate of the Mortgagor (i) requesting the payment of a specified amount of such insurance or condemnation proceeds; (ii) describing in reasonable detail the work and materials applied to the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, or Building Service Equipment and/or Furnishings located therein, since the date of the last such certificate; (iii) stating that the requested amount does not exceed the cost of such work and materials; and (iv) stating that a request for payment for such work and materials has not previously been made, accompanied by:

               1. a certificate of an independent engineer or architect designated by the Mortgagor, who shall have been approved in writing by the Mortgagee (such approval not to be unreasonably withheld), stating (i) that the work and materials described in the accompanying certificate of the Mortgagor were satisfactorily performed and furnished and were necessary, appropriate or desirable to the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, or Building Service Equipment and/or Furnishings;
          (ii) that the amount specified in such certificate of the Mortgagor does not exceed the reasonable cost of such work and materials; and
          (iii) the additional amount, if any, required to complete the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, Building Service Equipment and/or Furnishings; and

               2. evidence reasonably satisfactory to the Mortgagee (i) that there exists no filed or recorded lien, or lien notice, or encumbrance or charge in respect of all or any part of the Mortgaged Premises that is prior to or on a parity with the lien of this Mortgage, except as may be permitted in the Permitted Encumbrances; (ii) that neither the Mortgaged Premises nor any part thereof is subject to any recorded or filed mechanic's, laborer's, materialman's or any similar lien, encumbrance or charge; and


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          (iii) that none of the Building Service Equipment and Furnishings provided in connection with such restoration, replacement or rebuilding is subject to any security interest other than in favor of the Mortgagee;

     Upon satisfaction of the conditions set forth herein, the Mortgagee shall pay to the Mortgagor the amount of such insurance or condemnation proceeds requested in such certificate of the Mortgagor or consent to the Depository's payment thereof, as the case may be; provided, however, that in no event shall the balance of insurance or condemnation proceeds held by the Mortgagee and the Depository be reduced below the amount specified in such certificate of the independent engineer or architect as the amount required to complete the restoration, replacement or rebuilding of the damaged, destroyed or taken Improvement, Building Service Equipment and/or Furnishings. Each such payment, whether made by the Mortgagee or the Depository, shall be held by the Mortgagor in trust and shall be used solely for the payment of the cost of the work and materials described in the certificate of the Mortgagor, or if such cost or any part thereof has theretofore been paid by the Mortgagor out of its own funds, then for the reimbursement to the Mortgagor of any such cost or part thereof paid by it. Any balance of insurance or condemnation proceeds held by the Mortgagee after the completion of the restoration, replacement or rebuilding and payment of all costs incurred in connection therewith, to be evidenced by a certificate to such effect of such independent engineer or architect delivered to the Mortgagee, shall, if no Event of Default shall have occurred and be continuing, be released to the Person lawfully entitled thereto. Notwithstanding the foregoing, if the Mortgagor needs to make deposits with or payments to contractors prior to the work being performed, if the Mortgagee is otherwise obligated to allow funds to be used to rebuild or restore, the Mortgagee agrees that it will not unreasonably withhold or delay its consent to the Mortgagor's request that such deposits or advances payments be allowed.

     2.5.8. All proceeds of rent insurance payable as a result of the occurrence of any fire or other casualty which affects the Mortgaged Premises, or any part thereof, shall be paid to the Mortgagee or, if the Mortgagee is not a financial institution, the Depository. The Mortgagee or the Depository, as the case may be, if it shall receive such proceeds, shall hold such proceeds in trust if
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(payable to or for account of the Mortgagor), and shall apply or cause such proceeds (including any net interest thereon) to be applied to the payment of those items referred to in SECTION 2.5.1(f) which become, and as they become, due and payable from and after the date of the occurrence of such damage or loss, until the completion of the necessary restoration or replacement by the Mortgagor or until the exhaustion of such proceeds (including any interest thereon), whichever first occurs. Upon completion of such restoration or replacement, any balance of such rent insurance proceeds, together with the interest thereon, if any, not theretofore applied as provided herein, in the hands of the Mortgagee or the Depository, as the case may be, shall, provided that no Event of Default shall have occurred and be continuing, be paid to the Person lawfully entitled thereto.

     2.5.9. Nothing in this SECTION 2.5 contained shall (i) relieve the Mortgagor of its duty to repair, restore, rebuild or replace the Improvements, Building Service Equipment and/or Furnishings following damage or destruction by fire or other casualty or taking in the event that no Award or an inadequate Award or that no or inadequate proceeds of insurance are available to defray the cost of such repairing, restoring, rebuilding or replacement (provided, however, the Mortgagor shall be permitted to receive the insurance proceeds upon satisfaction of the conditions set forth herein provided, in addition, that all of the Insurance or Award Conditions have been and remain satisfied), or (ii) relieve the Mortgagor of its obligation to pay principal and interest and to make all other payments required by the Note, the Loan Agreement and this Mortgage subsequent to the occurrence of any fire or other casualty, or taking, except if, and to the extent that, any proceeds of rent insurance are applied by the Mortgagee in accordance with SECTION 2.5.8 to such required payments.

     2.5.10. If, while any insurance proceeds or Award is being held by the Mortgagee or the Depository, an Event of Default shall occur and be continuing, the Mortgagee shall be entitled to receive and apply all such insurance proceeds or Award in reduction of the indebtedness and other obligations secured by this Mortgage, in such order and respective amounts, as the Mortgagee in its discretion shall determine.


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     2.6. To Comply with Laws.

     2.6.1. The Mortgagor, at its own expense, will promptly cure all violations of law affecting the Mortgaged Premises, or any part thereof, and/or the use and operation thereof and will promptly comply, or cause to be complied with, all present and future Legal Requirements. However, the Mortgagor shall have the right, after prior notice to the Mortgagee, to contest by appropriate legal proceedings, diligently conducted in good faith, the validity or application of any Legal Requirement if and so long as the Mortgagor shall promptly furnish to the Mortgagee a certificate to such effect showing the steps taken to comply with such provisions, provided that:

          (a) if by the terms of any such Legal Requirement, compliance therewith pending the prosecution of any such proceeding may be delayed legally without incurring any lien, charge or liability of any kind against the Mortgaged Premises, or any part thereof, and without subjecting the Mortgagor or the Mortgagee to any liability, civil or criminal, for failure so to comply therewith, the Mortgagor may delay compliance therewith until the final determination of any such proceeding; and

          (b) if any lien, charge or civil liability would be incurred by reason of any such delay, the Mortgagor nevertheless, on the prior written consent of the Mortgagee, such consent not to be unreasonably withheld, may contest and delay compliance with the Legal Requirement, provided that such delay would not subject the Mortgagee to criminal liability and the Mortgagor (i) furnishes to the Mortgagee security reasonably satisfactory to the Mortgagee against loss or injury by reason of such contest or delay and
     (ii) prosecutes the contest with due diligence.

     2.6.2. Notwithstanding the provisions of SECTION 2.6.1, if any delay in compliance with any Legal Requirement shall, in the reasonable judgment of the Mortgagee, place all or any part of the Mortgaged Premises in imminent danger of being forfeited or lost, the Mortgagor shall, upon written notice from the Mortgagee, immediately comply with such Legal Requirement.

     2.6.3. The Mortgagor will use and permit the use of the Mortgaged Premises only in accordance with

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the material requirements of any applicable licenses and permits issued by
Governmental Authorities.

     2.6.4. The Mortgagor will procure, pay for and maintain (or cause to be procured, paid and maintained) all permits, licenses and other authorizations required to be procured and maintained by the owners and operators of the Mortgaged Premises for any then use of all or any part of the Mortgaged Premises then being made and for the lawful and proper operation and maintenance thereof.

     2.7. Limitation on Alterations and Demolition.

     2.7.1. The Mortgagor shall not voluntarily demolish, replace or alter the Mortgaged Premises, or any part thereof, or voluntarily make any addition thereto, or voluntarily construct any additional improvements thereon, or suffer any of the same to occur, whether structural or otherwise (collectively, "change"), without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed; provided, however, that if no Event of Default is continuing and such change involves an estimated cost of less than $100,000 and is non-structural or if no Event of Default is continuing and such change is non-structural and is being made to prepare space for a Space Tenant pursuant to a Space Lease entered into in accordance with the Loan Agreement, then, in either of such events, the Mortgagee's consent shall not be required; provided, further, however, that if any such change is required by law, the Mortgagor may make such change with the prior written consent of the Mortgagee, which consent the Mortgagee will not unreasonably withhold or delay. As a condition to any consent under this SECTION 2.7.1, the Mortgagee may require (a) that plans and specifications for the proposed work, prepared by a reputable architect reasonably satisfactory to the Mortgagee, be submitted to the Mortgagee for approval, and (b) that the Mortgagor obtain a payment and performance bond or other security reasonably satisfactory to the Mortgagee in form and amount reasonably satisfactory to the Mortgagee from the contractor or subcontractor performing the work unless such work amounts to less than $200,000 in aggregate total cost. All work performed by or on behalf of the Mortgagor shall be completed with all reasonable diligence and continuity, in a good and workmanlike manner, and in compliance with all applicable Legal Requirements. Unless, and to the extent that, the provisions of SECTION 2.7.2 be applicable, no Building Service Equipment or Furnishings shall be removed from the Mortgaged Premises during the course of any such work without prior notification to the Mortgagee and unless

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provision is made for return or replacement on or prior to the completion of the work. The provisions of this SECTION 2.7.1. shall apply to any change made or required to be made by the Mortgagor in the course of complying with any other of the provisions of this Mortgage. A duplicate set of all plans and specifications required to be filed with any Governmental Authority prior to, or at any time in connection with, any such alteration, demolition or new construction shall be furnished to the Mortgagee. The Mortgagor will pay on demand the reasonable expenses incurred by the Mortgagee in the review of plans and specifications provided for in this Mortgage.

     2.7.2. The Mortgagor shall have the right, at any time and from time to time, to remove and dispose of any item of Building Service Equipment or Furnishings which may have become obsolete or unfit for use or which is no longer useful in the operation of the Improvements, provided that the Mortgagor promptly replaces such item with other Building Service Equipment or Furnishings, free of superior title, liens or claims (other than in favor of the Mortgagee) unless consent of the Mortgagee is first obtained, not necessarily of the same character but of at least equal quality, value and usefulness in connection with the operation and maintenance of the Mortgaged Premises, provided, further, however, no removal of any item of Building Service Equipment or Furnishings then having a fair market value of $50,000 or more shall be made without the prior written consent of the Mortgagee, which consent will not be unreasonably withheld or delayed. However, if by reason of technological or other developments in the operation and maintenance of buildings and other improvements of the general character of the Improvements or a change in the use of the Mortgaged Premises or any part thereof, no replacement of the Building Service Equipment or Furnishings so removed would be necessary or desirable for the proper operation or maintenance of the Improvements, the Mortgagor shall not be required to replace the item so removed.

     2.8. Limitation on Disposition of the Mortgaged Premises.

     2.8.1. Except as expressly set forth in this Mortgage or the Loan Agreement (including, without limitation, SECTIONS 5.01 and 6.21 of the Loan Agreement), the Mortgagor shall not directly or indirectly sell, assign, mortgage, alienate, pledge or otherwise transfer or further encumber the Mortgaged Premises or any part thereof or any interest therein or in any of the rents, profits or income

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generated thereby, whether voluntarily, involuntarily, by operation of law or otherwise, or lease all or any portion thereof or an undivided interest therein, without the prior written consent of the Mortgagee. The foregoing events are hereinafter referred as a "Transfer". Any transfer without prior written the consent of the Mortgagee is an Event of Default.

     2.8.2. If there shall be a violation of the terms and provisions of SECTION 2.8.1, whether by the Mortgagor or any other person, in addition to all other rights and remedies available to the Mortgagee under this Mortgage, the Mortgagee shall have the option, by the giving of notice to the Mortgagor, of declaring the entire unpaid principal balance of the Note, together with all accrued and unpaid interest and all other sums and charges evidenced thereby or payable pursuant to the Loan Agreement, immediately due and payable.

     2.9. Maintenance of Mortgaged Premises; Covenant Against Waste; Inspection by the Mortgagee. The Mortgagor will not commit or permit waste on the Mortgaged Premises and, at its expense, will keep and maintain the Improvements, the Building Service Equipment and Furnishings in its (or their) present state of repair and condition, reasonable wear and tear excepted, and, if improved, in such improved state of repair and condition, reasonable wear and tear excepted; provided, that this shall not limit the Mortgagor's other obligations hereunder, such as compliance with laws. The Mortgagor shall do or cause to be done all maintenance and make or cause to be made all repairs as may be required by the landlord under any Space Lease. The Mortgagor will neither do nor permit to be done anything to the Mortgaged Premises that may materially impair the value thereof or which may violate any covenant, condition or restriction affecting the Mortgaged Premises, or any part thereof, or which would effect any material change therein or in the condition thereof that would increase the danger of fire or other hazard arising out of the operation of the Mortgaged Premises. Subject to the rights of Space Tenants, the Mortgagee, and its representatives and agents, may enter and inspect the Mortgaged Premises at any time after reasonable notice (which may be oral) during usual business hours, and the Mortgagor shall, within thirty (30) days after demand by the Mortgagee (or immediately upon demand in case of emergency), make such repairs, replacements, renewals or additions, or perform such items of maintenance, to the Mortgaged Premises as the Mortgagee may reasonably require in order to cause the Mortgaged Premises to comply with the standards established in this SECTION 2.9.


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     2.10. To Furnish Certificates; Other Reporting Requirements.

     2.10.1. The Mortgagor will, at its own expense, deliver to the Mortgagee, within fifteen (15) days after written request, but no more frequently than once per six (6) month period, a written statement executed by the Mortgagor, in recordable form, setting forth to the best of the Mortgagor's knowledge, the amount then unpaid upon the Note and secured by this Mortgage and stating whether any offsets or defenses exist against the indebtedness secured hereby; and, if any such offsets or defenses are alleged to exist, then the factual basis and amount of such claimed offsets or defenses.

     2.10.2. The Mortgagor will, if requested by the Mortgagee, deliver to the Mortgagee a certificate of an officer of the general partner of the Mortgagor or of such general partner's general partner, to the effect that he is familiar with this Mortgage and the other Security Documents, has reviewed the affairs of the Mortgagor, and to the best of his knowledge and belief there exists no Event of Default and no act or event has occurred or exists which with notice or lapse of time or both could become such an Event of Default, or if any such event or Event of Default exists, specifying it and what action the Mortgagor is taking to cause it to be remedied.

     2.11. After-Acquired Property. All right, title and interest of the Mortgagor in and to all improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Premises hereafter acquired, constructed, assembled or placed on the Mortgaged Premises, immediately upon such acquisition, construction, assembly or placement, as the case may be, and in each such case without any further mortgage, conveyance or assignment or other act of the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clauses hereof; and at any time and from time to time the Mortgagor, on demand, will execute, acknowledge and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments as the Mortgagee may reasonably require to further evidence, confirm and perfect the provisions of this SECTION 2.11.

     2.12. Further Assurances. The Mortgagor shall, at its sole cost and without expense to the Mortgagee, on demand, do, execute, acknowledge and deliver all
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such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby mortgaged or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage.

     2.13. Recorded Instruments. The Mortgagor will promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Mortgaged Premises (other than non-consensual encumbrances hereafter affecting the Mortgaged Premises, the validity or enforceability of which the Mortgagor is contesting in accordance with this Mortgage) where non-compliance therewith affects the security of this Mortgage or imposes any duty or obligation upon the Mortgagor or any Space Tenant. The Mortgagor shall do or cause to be done all things reasonably required to preserve intact and unimpaired and to renew any and all rights-of-way, easements, grants, appurtenances, privileges, licenses, franchises and other interests and rights in favor of or constituting any portion of the Mortgaged Premises. The Mortgagor will not, without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of all or any portion of the Mortgaged Premises. The Mortgagor will, however, comply with all lawful restrictive covenants and zoning ordinances and other public or private restrictions affecting all or any portion of the Mortgaged Premises.


                                  ARTICLE III.

                                  Condemnation


     3.1. Notice of Taking. The Mortgagor shall promptly notify the Mortgagee if the Mortgagor receives notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Premises, or any part thereof, whether for permanent or temporary use and occupancy in condemnation or by the exercise of the power of eminent domain or by agreement of interested parties in lieu

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of such condemnation (all the foregoing called a "taking"); shall keep the
Mortgagee currently advised, in detail, as to the status of such proceedings or negotiations and will promptly give to the Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received or delivered by the Mortgagor in connection with any such proceedings. The Mortgagee shall have the right to appear and participate in such proceedings and may be represented by counsel. The Mortgagor will not, without the Mortgagee's prior written consent, which consent shall not be unreasonably withheld or delayed, enter into any agreement for the taking of the Mortgaged Premises, or any part thereof, with anyone authorized to acquire the Mortgaged Premises by eminent domain or in condemnation.

     3.2. Condemnation Award. If the Mortgaged Premises shall be the subject of a taking the Mortgagee shall be entitled to and shall receive the total of such portion of all awards made that shall be allowed to the Mortgagor with respect to all the right, title and interest of the Mortgagor in and to the Mortgaged Premises (the award made in any total, partial or temporary taking is herein called the "Award"), provided that the obligations of the Mortgagor to perform the terms, covenants and conditions of this Mortgage, if any, affected by such taking shall continue unimpaired until the actual vesting of title in such proceeding and the actual receipt by the Mortgagee of the Mortgagor's share of the entire Award resulting from such taking.

     3.3. Application of Award. The Mortgagee shall have the option of treating a total taking or a substantial taking (as hereinafter defined) as an Event of Default and of accelerating the entire indebtedness secured hereby, in which event it shall apply the Mortgagor's entire Award in reduction of such indebtedness (including principal, interest and other sums secured hereby, in such order as the Mortgagee may determine) and shall turn over any balance remaining, if any, to the Person lawfully entitled thereto; or if the Mortgagee shall not so elect to accelerate the indebtedness and apply the Award thereto, then the total Award shall, regardless of amount, be deposited with the Mortgagee or with the Depository, the Mortgagor hereby agreeing to elect that such proceeds be held and disbursed by the Depository in accordance with SECTIONS 2.5.6, 2.5.7, 2.5.8, 2.5.9 and 2.5.10 hereof for restoration required to be made by the Mortgagor. If there be a partial taking, the net proceeds of the Award shall be deposited with the Mortgagee and applied by the Mortgagee in accordance with the provisions of SECTIONS 2.5.6, 2.5.7, 2.5.9 and 2.5.10.


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Any Award remaining after the completion of such restoration, replacement or rebuilding shall be applied in reduction of the indebtedness (including principal, interest and other sums secured hereby) in such order as the Mortgagee shall determine. A partial taking is substantial only if it materially decreases the fair market value of the Mortgaged Premises and the remainder of the Mortgaged Premises cannot be restored to an economically viable whole.

     3.4. Temporary Taking. If any Award payable to the Mortgagor on account of a taking for temporary use or occupancy is made in a lump sum or is payable other than in equal monthly installments, the Mortgagor shall pay over such Award to the Depository and such Award shall be applied to installments of Impositions and of principal and interest and all other charges secured by this Mortgage or due under the Note, the Loan Agreement, or the other Security Documents as and when the same become due and payable. Any unapplied portion of such Award held by the Depository when such taking ceases or expires (if no Event of Default has then occurred and is continuing), or after the indebtedness secured by this Mortgage or due under the Loan and Security Documents shall have been paid in full, shall be paid to the Person lawfully entitled thereto.

     3.5. The Mortgagor's Obligation to Restore. If all available proceeds of the Award are made available to the Mortgagor for restoration, replacement or rebuilding pursuant hereto, the Mortgagor shall be obligated promptly to restore, replace, rebuild or alter any Improvements or Building Service Equipment affected by a taking so as to restore the Mortgaged Premises to an economically viable whole, all without regard to the adequacy of the proceeds of an Award, if any, made available to the Mortgagor.


                                   ARTICLE IV.

                   Assignment of Space Leases, Rents, Profits and Other Income as Further Security, Etc.


     4.1. Assignment of Space Leases, Rents, Issues and Profits. Subject to the Mortgagor's rights herein, including those set forth in SECTION 4.3.2 below, the Mortgagor hereby absolutely, presently and irrevocably transfers, assigns and sets over unto the Mortgagee all right, title and interest of the Mortgagor in and to all Space Leases, if any, now or hereafter entered into with



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respect to all or any part of the Mortgaged Premises, and all renewals, extensions, subleases or assignments thereof, and all other occupancy agreements (written or oral), by concession, license or otherwise, together with all of the rents, income, receipts, revenues, issues and profits arising therefrom (the "Collateral").

     4.2. The Mortgagor's Covenants Regarding Space Leases.

     4.2.1. Without the prior consent and approval of the Mortgagee in each instance, the Mortgagor will not (a) assign, pledge, hypothecate or otherwise encumber any of the Space Leases or the rents, income, issue and profits of the Mortgaged Premises; or (b) enter into any Space Leases affecting the Mortgaged Premises or any part thereof, unless such Space Lease is expressly subordinate to the lien of this Mortgage and to any consolidation, extension, renewal, recasting or refinancing hereof and the Space Lease provides, in substance, that in the event of enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, each Space Tenant shall, at the option of the Mortgagee, enter into a agreement with the Mortgagee which shall provide, among other things, that (i) such Space Tenant shall attorn to any person succeeding to the interest of the Mortgagor as a result of such enforcement and shall recognize such successor in interest as landlord under such Space Lease without change in the terms or other provisions thereof, (ii) such successor shall not be bound by any payment of rent or additional rent for more than one (1) month in advance or any amendment or modification of any such Space Lease made without the Mortgagee's written consent, and (iii) such successor shall not disturb the possession of the Space Tenant provided certain conditions (as determined by the Mortgagee) have been satisfied, including, without limitation, that the Space Tenant shall not be in default under the terms of the Space Lease; or (c) enter into any Space Leases without the prior written consent of the Mortgagee unless permitted in SECTION 6.21 of the Loan Agreement.

     4.2.2. The Mortgagor further represents, warrants, covenants and agrees that:

          (a) To the best of its knowledge, each Space Lease is (or, when executed, will be) a valid and legally enforceable obligation of the parties thereto, in full force and effect.


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          (b) With respect to each Space Lease and the Space Tenant security deposits thereunder, any and/or all of such security deposits shall be held as required by the Space Lease but in no event in a manner other than that required by law.

          (c) The Mortgagor shall, at its sole cost and expense, keep, observe, perform and discharge, duly and punctually, all and singular the material obligations, terms, covenants, conditions, representations and warranties of each Space Lease on the part of the Mortgagor to be kept, observed, performed and discharged.

          (d) (i) Except as herein in this clause (i) expressly provided, the Mortgagor shall, at its sole cost and expense, maintain the Space Leases in full force and effect; the Mortgagor will not waive its rights under or materially modify, change, supplement, alter or amend ("Change"), nor shall the Mortgagor surrender (whether partial or total), terminate, cancel or subordinate, any of the Space Leases or enter into any Backlease (whether through an Affiliate or otherwise), and any such attempted Change, surrender, termination, cancellation or subordination or Backlease shall be void, unless, in each case, the prior written consent thereto of the Mortgagee shall have been obtained. Notwithstanding the foregoing, the Mortgagor may (x) terminate any Space Lease under 10,000 rentable square feet as a result of a default by the tenant under such Space Lease and (y) consent to any sublease or assignment of any Space Lease under 10,000 rentable square feet provided (aa) such termination is being effected in the ordinary course of the Mortgagor's business, (bb) no Event of Default then exists and no event has occurred that with the passage of time or the giving of notice or both would constitute an Event of Default, and (cc) the Mortgagee determines, in its reasonable discretion, that upon the effectiveness of such termination, assignment or sublease (i) the Loan to Value Ratio (as defined in the Loan Agreement, and taking into consideration the value of all of the Projects, as defined in the Loan Agreement) is not greater than 55%, and (ii) the Debt Service Coverage Ratio (as defined in the Loan Agreement, and taking into consideration the loss of income resulting from such termination, assignment or sublease, as projected by the Mortgagee in its reasonable discretion) is not less than 1.40:1.0. A material Change shall include but not be limited to any material Change in the amount


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     or time of payment of the rent or additional rent, the length of term or square footage of the premises under any Space Lease or any other Change which would materially adversely affect the Mortgagor's rights under the Space Lease, or would affect the Mortgagee's rights under the Space Lease or the value of the Space Lease as collateral security for the indebtedness.

               (ii) The Mortgagor shall, at its sole cost and expense, enforce the Space Leases in accordance with their terms; and shall appear in and defend any action or proceeding arising to which it is a party under or in any manner connected with any of the Space Leases.

          (e) The Mortgagor shall deliver to the Mortgagee a copy of each notice of default sent or received by it relating in any way to any Space Lease promptly upon, but in any event within five (5) business days after, its sending or receipt thereof.

     4.3. The Mortgagor's Rights and Powers.

     4.3.1. The Mortgagor hereby irrevocably, in the name of the Mortgagor or otherwise, authorizes and empowers the Mortgagee, and assigns and transfers unto the Mortgagee, and constitutes and appoints the Mortgagee its true and lawful attorney-in-fact, coupled with an interest and as its agent, irrevocably, with full power or substitution for it and in its name, but solely for the following purposes: (i) to exercise and enforce every right, power, remedy, authority, option and privilege of the Mortgagor under the Space Leases, and as such attorney-in-fact, the Mortgagee may subordinate, terminate, cancel or modify the Space Leases, accept the surrender of the Space Leases, give any notice, take any action resulting in such subordination, termination, cancellation, modification or surrender, give any authorization, furnish any information, make any demands, execute any instruments and take any and all other action on behalf of and in the name of the Mortgagor which in the opinion of the Mortgagee may be necessary or appropriate to be given, furnished, made, exercised or taken by the Mortgagor under the Space Leases in order to comply therewith, to perform the conditions thereof or to prevent or remedy any default by the Mortgagor thereunder or to enforce any of the Mortgagor's rights and remedies there-under, and (ii) to ask, require, demand, receive and collect and give acquittances for the Income (as hereinafter defined), and on nonpayment thereof to sue for, recover and receive the same, and on payment thereof to give sufficient

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releases, receipts, discharges and acquittances thereof; to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Mortgagee may deem to be necessary or advisable; provided, however, that the power provided for in this sentence may not be exercised by the Mortgagee unless an Event of Default shall have occurred and be continuing. "Income" shall mean all deposits, rents, issues, profits, revenues, royalties, and other revenue producing arrangements, whether written or oral, and all monetary benefits of, and/or derived from, and/or sums payable under and by virtue of the Space Leases and/or the Premises.

     4.3.2. So long as there shall not have occurred and then be continuing any Event of Default and until such right of the Mortgagor is terminated by the Mortgagee as provided in SECTION 4.3.3, the Mortgagee will not exercise its rights pursuant to SECTION 4.3.1, and, notwithstanding anything in SECTION 4.3.1 to the contrary, the Mortgagor shall have the right (but limited as hereinafter provided) to exercise all of its rights under the Space Leases, including, without limitation, to collect and receive all rents, income, receipts, revenues, issues and profits arising therefrom, provided that the Mortgagor shall at all times comply with, observe and perform, in the exercise of such right, all of the provisions of this Mortgage and the other Security Documents applicable to the Space Leases; provided, further, that no action shall be taken or failed to be taken by the Mortgagor which would impair the Collateral or any other collateral security for the Obligations provided for in the Security Documents.

     4.3.3. The Mortgagee, upon the occurrence and during the continuance of an Event of Default, at its option and upon written notice to the Mortgagor, shall have the right to terminate the right of the Mortgagor to exercise its rights under the Space Leases, and, thereupon, in addition, the Mortgagee, at any time thereafter, at its option, shall have the complete right, power and authority hereunder to exercise and enforce all rights, powers, remedies, authority, options and privileges of the Mortgagor under the Space Leases in the name of the Mortgagor or the Mortgagee, to enforce all obligations of the other parties to the Space Leases and to exercise and enforce all of its rights and remedies hereunder and under law not exercisable prior to an Event of Default.

     4.3.4. The Mortgagor does hereby direct each and all of the Space Tenants under the Space Leases and


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all contractual obligors of the Mortgagor to pay any Income to the Mortgagee upon written demand for payment thereof by the Mortgagee without further inquiry. It is understood and agreed, however, that no such demand shall be made unless an Event of Default shall have occurred and be continuing. No such Space Tenant or obligor shall be obliged to account to the Mortgagor for any amounts paid to the Mortgagee by reason of any payment made to the Mortgagee pursuant to such demand and, upon any such payment to the Mortgagee, shall be pro tanto released from their obligations to the Mortgagor with respect to such payment. Each Space Tenant shall be permitted to rely on any communication from the Mortgagee pursuant hereto, and under no circumstances shall such Space Tenant be obligated to the Mortgagor for any payments made to the Mortgagee hereunder. Until such demand is made, the Mortgagor is authorized to collect or enforce or continue collecting or enforcing such Income in accordance with the provisions of this Mortgage.

     4.3.5. The Mortgagee shall not have any duty as to the collection or protection of the Collateral or any income thereon or payments with respect thereto, or as to the preservation of any rights pertaining thereto beyond the safe custody of any thereof actually in its possession. In no instance shall the Mortgagee be responsible to lessees for payment of interest upon, or return of, any lease security deposits, except as provided by law or as provided in the leases and then only if and to the extent that such deposits are received by the Mortgagee. The Mortgagor hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by the Mortgagee of any rights or powers which it may have or to which it may be entitled with respect to the Collateral.

     4.3.6. The Mortgagor hereby irrevocably constitutes and appoints the Mortgagee as the true and lawful attorney-in-fact of the Mortgagor, which appointment is coupled with an interest, with full power of substitution, to proceed from time to time in the Mortgagor's name in any statutory or non-statutory proceeding affecting the Mortgagor or any Collateral, and the Mortgagee or its nominee may (i) execute and file proof of claim for the full amount of any Collateral and vote such claims for the full amount thereof (A) for or against any proposal or resolution, (B) for a trustee or trustees or for a receiver or receivers or for a committee of creditors and/or (C) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition or extension, and the

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Mortgagee or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release Collateral; (ii) endorse any draft or other instrument for the payment of money, execute releases and negotiate and enter into settlements; and (iii) execute all such other documents or instruments as may be necessary or expedient to be executed by the Mortgagor for any of the purposes of this Mortgage; provided, however, that the power provided for in this sentence may be exercised by the Mortgagee only while an Event of Default is continuing. The Mortgagee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     4.4. Remedies and Entry Upon Default.

     4.4.1. So long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have the right to collect (but not more than one
(1) month in advance) and retain all of the rents, gross receipts and other payments, if any, from the Space Leases and from the Mortgaged Premises generally, and the Mortgagee agrees that customary initial rent payments, security deposits and reimbursements by a Space Tenant to the Mortgagor on account of alterations made by the Mortgagor for the benefit of the Space Tenant are permissible advance payments by the Space Tenant.

     4.4.2. Upon any Event of Default, the Mortgagee may, but shall not be obligated to:

          (a) terminate the rights of the Mortgagor referred to in SECTION 4.3 hereof and exercise all of the powers, rights and remedies provided for in
     SECTION 4.3 hereof, including those to be exercised only from and after an Event of Default;

          (b) at any time and from time to time, without notice to, or assent by, the Mortgagor or any other Person, but without affecting any of the Obligations, in the name of the Mortgagor or in the name of the Mortgagee, notify the account debtors and obligors on any or all of the Space Leases to make payment and performance directly to the Mortgagee, and demand, collect, receive, compound and give acquittance for the Space Leases or any part thereof; extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, upon any terms and conditions, any of the Space Leases; endorse to the order of the Mortgagee checks, drafts or other orders


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     or instruments for the payment of moneys payable to the Mortgagor which shall be issued in respect of any of the Space Leases; file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Mortgagee necessary or advisable for the purpose of collecting upon or enforcing any of the Space Leases; and execute any instrument and do all other things deemed necessary and proper by the Mortgagee to protect and preserve and realize upon the Space Leases and/or the other rights contemplated hereby; the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee as such the Mortgagor's lawful attorney-in-fact, coupled with an interest, and its agent for the foregoing purposes;

          (c) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Income that may then be or may thereafter become due, owing or payable with respect to the Premises or any part or parts thereof from any present or future lessees, tenants, subtenants or occupants thereof or from any present or future contract obligors; and/or

          (d) pay, in such order as the Mortgagee in its sole discretion shall determine, from and out of the Income collected in connection with the Premises and/or the Collateral or any part or parts thereof or from or out of any other funds (less the expense of collection, including reasonable attorneys' fees and disbursements), any taxes, assessments, water rates, sewer rates, or other government or other charges levied, assessed or imposed against the Premises or any part or part thereof, and also any and all other charges, costs and expenses which the Mortgagee deems necessary or advisable to pay in respect of the management or operation of the Premises, including, without limitation, the costs of insurance policies, repairs and alterations, commissions for renting the Premises or any part or parts thereof, legal expenses in enforcing claims, preparing papers or procuring any other services that may be required and any amounts payable under or pursuant to any Lease; all amounts so paid and expended shall be payable on demand, together with interest at the Involuntary Rate from the date incurred until paid, and be deemed to be included within the Obligations and secured by this Mortgage; the provisions of this ARTICLE and the rights given to the Mortgagee hereby shall inure to the benefit of the Mortgagee even though the Mortgagee does not enter and


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     take possession of the Premises; any balance remaining after the indebtedness secured hereby and the other obligations of the Mortgagor under the Loan and Security Documents shall have been paid in full shall be turned over to the Person lawfully entitled thereto. Neither the entry upon and taking possession of the Mortgaged Premises, nor the collection and application of the rents, gross receipts or other charges thereof, nor any other action taken by the Mortgagee in connection therewith, shall cure or waive any default hereunder or waive or modify any notice thereof or notice of acceleration of the Note theretofore given by the Mortgagee.

     4.4.3. If an Event of Default shall have occurred and be continuing, a notice in writing by the Mortgagee to the Space Tenants under the Space Leases advising them that the Mortgagor has defaulted hereunder and requesting that all future payments of rent, additional rent or other charges under the Space Leases be made to the Mortgagee (or its agent) shall be construed as conclusive authority to such Space Tenants that such payments are to be made to the Mortgagee (or its agent). Each Space Tenant shall be fully protected in making such payments to the Mortgagee (or its agent) and be given full credit against its obligations under the applicable Space Lease to the extent of payments made to the Mortgagee (or its agent) pursuant to any such notice; and the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee the attorney-in-fact and agent of the Mortgagor, coupled with an interest, for the purpose of endorsing the consent of the Mortgagor on any such notice.

     4.5. No Obligation of Mortgagee.

     4.5.1. The Mortgagee shall not be obligated to perform or discharge any obligation of the Mortgagor as a result of the assignment hereby effected, and the Mortgagor hereby agrees to indemnify and hold the Mortgagee harmless from and against any and all liability, loss or damage which the Mortgagee may incur by reason of any act of the Mortgagee under this Mortgage, other than as a result of the Mortgagee's willful misconduct or gross negligence and other than as a result of the Mortgagee's misconduct or negligence after the Mortgagee has taken possession of the Premises. Should the Mortgagee (i) incur any such liability, loss or damage by reason of this Mortgage and which is covered by the foregoing indemnity, or in defense against any such claims or demands, or (ii) perform any acts or covenants on the part of the Mortgagor


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to be performed under the Space Leases, or (iii) pay for the account of the
Mortgagor (other than from Income or from funds delivered to the Mortgagee by the Mortgagor to be held in trust for such purpose), any and all sums, costs and expenses for the discharge of taxes, assessments, water rents or other liens against the Collateral or any part thereof, or on account of insurance premiums or repairs, and also any amounts and expenses necessary to perform any covenants and conditions to be performed on the part of the Mortgagor under the Space Leases, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Involuntary Rate from the date such expenses were paid by the Mortgagee to the date of payment to the Mortgagee by the Mortgagor, shall be included in the Obligations secured by this Mortgage, and the Mortgagor shall reimburse the Mortgagee therefor upon demand.

     4.5.2. The acceptance by the Mortgagee of this Mortgage, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Mortgagee to appear in or defend any action or proceeding relating to the Collateral, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.


                                   ARTICLE V.

                Security Agreement Under Uniform Commercial Code

     5.1. This Mortgage shall constitute a security agreement within the meaning of the Uniform Commercial Code of the State (the "Code"), and the Mortgagee shall be deemed to be the "secured party" (as that term is defined in the Code). The Mortgagor hereby grants to the Mortgagee, as additional collateral for the obligations under the Note and the other Obligations secured hereby, a security interest in and to all of the Mortgaged Premises which are considered or as shall be determined to be personal property or "fixtures" (as defined in the Code), including, without limitation, the Building Service Equipment, the Furnishings, the Payments and Intangibles, all books, records, licenses and certificates of the Mortgagor relating to the Mortgaged Premises, together with all replacements thereof, substitutions therefor or additions thereto (said property being sometimes hereinafter referred to as the "Personal Property"). The Mortgagor agrees that a security interest shall attach to the Personal Property for the benefit of the


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Mortgagee to secure the indebtedness evidenced by the Note and the other
Obligations secured by this Mortgage and all other sums and charges which may become due hereunder, thereunder or under any of the other Security Documents. The Mortgagor hereby authorizes the Mortgagee to file financing and continuation statements with respect to the Personal Property without the signature of the Mortgagor, if permitted by the Code. In any event the Mortgagor covenants to execute such financing and continuation statements as the Mortgagee may reasonably request. If an Event of Default shall occur and be continuing, the Mortgagee, pursuant to the appropriate provisions of the Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of real property under this Mortgage and the law of the State, in which event the default provisions of the Code shall not apply. The Mortgagor agrees that, in the event the Mortgagee shall elect to proceed with respect to the Personal Property separately from the real property, unless a greater period shall then be mandated by the Code, five (5) days notice of the sale of the Personal Property shall be reasonable notice. The expenses of retaking, holding, preparing for sale and selling incurred by the Mortgagee shall be assessed against the Mortgagor and shall include, but not be limited to, the reasonable legal expenses incurred by Mortgagee. The Mortgagor agrees that it will not remove or permit to be removed from the Mortgaged Premises any of the Personal Property without the prior written consent of the Mortgagee except as set forth in SECTION 2.7.2. All replacements, renewals and additions to the Personal Property shall be and become immediately subject to the security interest of this Mortgage and the provisions of this ARTICLE V. The Mortgagor warrants and represents that all Personal Property now is free and clear of all liens, encumbrances or security interests other than the Permitted Encumbrances, and that all replacements of the Personal Property, substitutions therefor or additions thereto, unless the Mortgagee otherwise consents, will be, free and clear of liens, encumbrances or security interests of others.


                                   ARTICLE VI.

                         Events of Default and Remedies


     6.1. Events of Default. The whole of the outstanding Principal Amount (as defined in the Note) and accrued interest evidenced by the Note shall, at the option


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of the Mortgagee, become due upon the happening of an Event of Default;
provided, however, that upon the occurrence of a default specified in SECTIONS 5.01(f) or 5.01(g) of the Loan Agreement, or upon the occurrence of any other default specified in any Loan Document (as defined in the Loan Agreement) where provision is made for acceleration to occur automatically as a consequence thereof, all sums owing to the Mortgagee thereunder shall automatically become immediately due and payable.

     6.2. Remedies.

     6.2.1. If an Event of Default shall occur and be continuing, the Mortgagee, at its option, may:

          (1) by notice to the Mortgagor, declare the entire principal amount of the Note then outstanding and all accrued and unpaid interest thereon and all obligations of the Mortgagor to the Mortgagee to be immediately due and payable, and upon such declaration such principal and interest and all obligations of the Mortgagor to the Mortgagee shall become and be immediately due and payable, anything in the Note, the Loan Agreement or in this Mortgage or in any of the other Security Documents to the contrary notwithstanding;

          (2) during the continuance of any such Event of Default, Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and is hereby given a right and license and appointed Mortgagor's attorney-in-fact and exclusive agent to do so, and may exclude Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of the Mortgaged Premises, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Premises whereof it shall become possessed as aforesaid, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgaged Premises, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions,
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     improvements thereto and thereon as to it may seem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Premises and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive the rents, income, issue and profits of the Mortgaged Premises, and every part thereof, all of which shall for all purposes constitute property of Mortgagor; and in furtherance of such right Mortgagee may collect the rents payable under all leases of the Mortgaged Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its Space Lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH SPACE TENANT hereby covenants and agrees that the Space Tenant shall be under no duty to question the accuracy of Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgagee's statement of default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by the Space Tenant to Mortgagee pursuant to such a demand shall constitute performance in full of the Space Tenant's obligation under the Space Lease for the payment of rents by the Space Tenant to Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Premises or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, Mortgagee shall apply the moneys arising as aforesaid as provided below.

          (3) with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

               a. sell the Mortgaged Premises to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand



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          therein, and right of redemption thereof, at one or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

               b. institute proceedings for the complete or partial foreclosure of this Mortgage; or

               c. take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in the Loan Agreement or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

          (4) exercise any and all remedies available to a secured party under the UCC in such order and in such manner as the Mortgagee in its sole discretion may determine; provided, however, that the expenses of retaking, holding, preparing for sale or the like, shall include reasonable attorneys' fees and other expenses of the Mortgagee and be secured by this Mortgage;

          (5) exercise any or all of its other rights and remedies provided herein, in any of the Security Documents, or other document or agreement now or hereafter securing all or any portion of the Obligations secured hereby, or as provided by law, in such order of priority as the Mortgagee shall determine in its sole discretion.

     6.2.2. Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

     6.2.3. Upon the completion of any sale or sales made by Mortgagee under or by virtue of this SECTION 6.2, Mortgagee, or an officer of any court empowered
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so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Premises and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this SECTION 6.2, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

     6.2.4. In the event of any sale or sales made under or by virtue of this
SECTION 6.2 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in the Note or in this Mortgage to the contrary notwithstanding, become due and payable.

     6.2.5. The purchase money, proceeds or avails of any sale or sales made under or by virtue of this SECTION 6.2, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this SECTION 6.2, or otherwise, shall be applied as follows:

          First: To the payment of the costs and expenses of such sale, including reasonable

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     compensation to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest at the Involuntary Rate on all advances made by Mortgagee, and of all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Premises shall have been sold.

          Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, with interest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default from the due date of any such payment of principal until the same is paid.

          Third: To the payment of any other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of the Note.

          Fourth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

     6.2.6. Upon any sale or sales made under or by virtue of this SECTION 6.2, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Premises or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

     6.2.7. In case an Event of Default shall have happened and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee the whole amount which then shall have become due and payable on the Note, for principal or interest or both, as the case may be, and after the happening of said Event of Default will also pay to Mortgagee interest at the Involuntary Rate on the then unpaid principal of the Note, and the sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or the Note, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to

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Mortgagee, its agents and counsel and any expenses incurred by Mortgagee hereunder. In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Premises, in any manner provided by law, moneys adjudged or decreed to be payable.

     6.2.8. Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Premises and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Involuntary Rate. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage and the Note, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Premises, provided, however, that in no case shall Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Premises and the distribution from the estate of Mortgagor.

     6.2.9. No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Premises or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Premises or any part thereof, or any liens, rights, powers or remedies of


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Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     6.2.10. Any moneys thus collected by Mortgagee under this SECTION 6.2 shall be applied by Mortgagee in accordance with the provisions of SECTION 6.2.5 hereof.

     6.2.11. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for the principal of, or interest on, the Note and other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or the Note, or of any other nature in aid of the enforcement of the Note or of this Mortgage, Mortgagor will (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding and (b) if required by Mortgagee, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Premises and of any or all of the rents, issues and profits of the Mortgaged Premises in respect thereof. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers.

     6.2.12. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, or of the Mortgaged Premises, or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

     6.2.13. Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any


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law now or hereafter in force providing for the valuation or appraisal of the
Mortgaged Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

     6.2.14. During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its possession for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for non-payment of rent, however designated.

     6.3. Sale; No Marshalling of Assets.

     6.3.1. In case of a foreclosure sale, all of the Mortgaged Premises may be sold in one parcel even though the proceeds of such sale exceed or may exceed the indebtedness secured hereby. The Mortgagee shall not be required to exercise any rights under this Mortgage before proceeding against any other security, shall not be required to proceed against other security before proceeding under this Mortgage, and shall not be precluded from proceeding against any or all of any security held by the Mortgagee for any or all of the indebtedness secured hereby in any order or at the same time.

     6.3.2. The Mortgagor agrees, to the full extent that it may lawfully do so, that in any foreclosure or other action brought by the Mortgagee to enforce this Mortgage, it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent, hinder, delay or otherwise affect the enforcement of the

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provisions of this Mortgage or any rights or remedies the Mortgagee may have hereunder or by law.

     6.3.3. If the Mortgagee shall elect to accelerate the indebtedness secured hereby following the occurrence of an Event of Default, the Mortgagor, within five (5) days after demand, will pay to the Mortgagee, or any receiver appointed in connection with the foreclosure of this Mortgage, any and all amounts then held as security deposits under all Space Leases; and the Mortgagee or such receiver shall be deemed to indemnify the Mortgagor against all claims of tenants in respect of the security deposits so paid following such demand.

     6.4. Legal Expenses of the Mortgagee.

     6.4.1. The Mortgagor will pay to the Mortgagee, on demand, all costs, charges and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or paid at any time by the Mortgagee (i) in connection with any action or proceeding to foreclose this Mortgage or to recover or collect all, or any portion of the indebtedness secured hereby; and
(ii) in connection with any modification or amendment or assignment of this Mortgage or the other Security Documents, together with interest on each such payment made by the Mortgagee at the Involuntary Rate from the date of the Mortgagee's demand for such payment to the date of reimbursement by the Mortgagor.

     6.4.2. If any action or proceeding be commenced in which the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all reasonable sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the title, rights and lien created by this Mortgage (including, without limitation, reasonable attorneys' fees) shall be paid by the Mortgagor, together with interest thereon at the Involuntary Rate from the date of the Mortgagee's demand for such payment to the date of reimbursement by the Mortgagor.

     6.5. Remedies Cumulative; No Waiver; Etc.

     6.5.1. No remedy in this Mortgage conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Mortgagee in exercising any right or power

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arising upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of or acquiescence in any such Event of Default; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as the Mortgagee may determine it is appropriate to do so.

     6.5.2. A waiver in one or more instances of compliance with any of the terms, covenants, conditions or provisions of the Note, the Loan Agreement or of the Security Documents shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver. In any event, no waiver shall be effective, or be asserted by the Mortgagor as having been made, unless set forth in a writing signed by the Mortgagee.

     6.5.3. The Mortgagor waives and renounces all homestead and similar exemption rights with respect to the Mortgaged Premises provided for by the Constitution and laws of the United States and of the State as against the collection of the Security Documents, or any part thereof.

     6.6. No Merger. It is the intention of the parties to this Mortgage that if the Mortgagee shall at any time hereafter acquire title to all or any portion of the Mortgaged Premises, then, and until the indebtedness secured hereby has been paid in full, the interest of the Mortgagee hereunder and the lien of this Mortgage shall not merge or become merged in or with the estate and interest of the Mortgagee, as the holder and owner of title to all or any portion of the Mortgaged Premises and that, until such payment, the estate of the Mortgagee in the Mortgaged Premises and the lien of this Mortgage and the interest of the Mortgagee hereunder shall continue in full force and effect to the same extent as if the Mortgagee had not acquired title to all or any portion of the Mortgaged Premises.


                                  ARTICLE VII.

                        Provisions of General Application


     7.1. Modifications. No change, amendment, termination, modification or cancellation of this Mortgage, or of any part hereof, shall be valid unless set forth in a writing signed by the Mortgagor and the Mortgagee, except that only the Mortgagee need sign any satisfaction of this


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Mortgage. ANY AGREEMENT HEREAFTER MADE BY MORTGAGOR AND MORTGAGEE RELATING TO
THIS MORTGAGE SHALL BE SUPERIOR TO THE RIGHTS OF THE HOLDER OF ANY INTERVENING OR SUBORDINATE LIEN OR ENCUMBRANCE.

     7.2. Notices. All notices, demands, requests, consents, approvals or other communications (each, a "Notice") given or required to be given hereunder shall be sent to the addresses and in the manner required by the Loan Agreement.

     7.3. The Mortgagee's Rights to Perform the Mortgagor's Covenants. If the Mortgagor shall fail to pay or cause payment to be paid to the Mortgagee in accordance with the terms of the Security Documents, or to perform or observe any other term, covenant, condition or obligation required to be performed or observed by the Mortgagor under this Mortgage or the other Security Documents, without limiting any other provision of this Mortgage, and without waiving or releasing the Mortgagor from any obligation or default hereunder, after giving any notice to the Mortgagor required hereunder and after the passage of any applicable cure periods (or without such notice in the event of an emergency), the Mortgagee (or any receiver of the Mortgaged Premises) shall have the right, but not the obligation, to make any such payment, or to perform any other act or take any appropriate action, including, without limitation, entry on the Mortgaged Premises and performance of work thereat, as it, in its sole discretion, may deem necessary to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Mortgagor or to protect the security of this Mortgage. All amounts advanced by, or on behalf of, the Mortgagee in exercising its rights under this SECTION 7.3 (including, but not limited to, legal expenses and disbursements incurred in connection therewith), together with interest thereon at the Involuntary Rate from the date of the Mortgagee's demand upon the Mortgagor for reimbursement of such sums until reimbursement by the Mortgagor, shall be payable by the Mortgagor to the Mortgagee upon demand and shall be secured by this Mortgage.

     7.4. Additional Sums Payable by the Mortgagor. All sums which, by the terms of this Mortgage or any of the other Security Documents (excluding however the principal indebtedness evidenced by the Note), are payable by the Mortgagor to the Mortgagee shall, together with the interest thereon provided for herein or in the Note or such other Security Documents, be added to and deemed part of the indebtedness secured by the lien of this Mortgage whether or


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not the provision which obligates the Mortgagor to make any such payment to the
Mortgagee specifically so states.

     7.5. Captions. The captions used in this Mortgage are inserted only as a matter of convenience and for reference, and in no way define, limit, enlarge or describe the scope or intent of this Mortgage or in any other way affect this Mortgage or the construction of any provision hereof.

     7.6. Successors and Assigns. The covenants and agreements contained in this Mortgage shall run with the land and bind the Mortgagor, the successors and assigns of the Mortgagor and all subsequent owners, encumbrances and Space Tenants of the Mortgaged Premises, or any part thereof; and shall inure to the benefit of the Mortgagee, its successors and assigns and all subsequent beneficial owners of this Mortgage.

     7.7. Gender and Number. Wherever the context of this Mortgage so requires, the neuter gender includes the masculine and/or feminine gender and the singular number includes the plural.

     7.8. Severability. If any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Mortgage; and this Mortgage shall, in such event, be construed as if such invalid, illegal or unenforceable provision had never been included.

     7.9. Usury. Anything in the Note, the Loan Agreement, this Mortgage or the other Security Documents to the contrary notwithstanding, the Mortgagee shall never be entitled to receive, collect or apply as interest on the principal amount of the Note or any other of the obligations secured hereby any amount in excess of the maximum rate of interest permitted to be charged by applicable law. In the event the Mortgagee ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be applied to the reduction of the principal amount of said obligations; and if said principal amount shall have been paid in full, shall be remitted to the Person lawfully entitled thereto. In determining whether or not the interest paid or payable in any specific instance shall exceed the highest lawful rate, the Mortgagor and the Mortgagee shall to the maximum extent permitted by applicable law (i) characterize any non-principal payment as

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an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) "spread" the total amount of interest throughout the entire contemplated terms of the obligations so that the interest rate is uniform throughout the entire said term.

     7.10. Controlling Law. This Mortgage shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey applicable to contracts made and to be wholly performed within such state.

     7.11. Entire Agreement. This Mortgage, together with the Note, the Loan Agreement and the other Security Documents, embodies the entire agreement and understanding between the parties relating to the subject matter hereof.


                                  ARTICLE VIII.

                              Particular Provisions


     The foregoing ARTICLES of this Mortgage are subject to the following further provisions set forth in this ARTICLE VIII.

     8.1. Limited Recourse. The provisions of PARAGRAPH 6.16 of the Loan Agreement are hereby incorporated herein by reference.

     8.2. Environmental Representations and Warranties. The Mortgagor hereby makes the following representations and warranties to the Mortgagee with respect to the Mortgaged Premises:

     8.2.1. Compliance with Environmental Laws. To the best of the Mortgagor's knowledge based on all appropriate and thorough inquiry, (i) the Mortgaged Premises (including surface and subsurface soil and water and areas leased to tenants, if any), and the use and operation thereof, have been and are currently in compliance with all Environmental Laws (as hereinafter defined), (ii) all required permits are in effect, and the Mortgagor is in compliance therewith, and (iii) all Hazardous Materials (as hereinafter defined) generated or handled on the Mortgaged Premises have been disposed of in a lawful manner.

     8.2.2. No Hazardous Materials. To the best of the Mortgagor's knowledge based on all appropriate and thorough inquiry (a) no Hazardous Release (as

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hereinafter defined) or other Hazardous Activity (as hereinafter defined) has occurred or is occurring on or from the Mortgaged Premises except in compliance with Environmental Laws and as has been disclosed in writing to the Mortgagee ("Disclosed Material"), (b) all Hazardous Materials used, treated, stored, transported to or from, generated or handled on the Mortgaged Premises have been disposed of on or off the Mortgaged Premises in a lawful manner, (c) no environmental or public health or safety hazards currently exist with respect to the Mortgaged Premises or the business or operations conducted thereon, (d) no underground storage tanks (including but not limited to petroleum or heating oil storage tanks) are present on or under the Mortgaged Premises or have been on or under the Mortgaged Premises, except as has been disclosed in writing to the Mortgagee, and (e) no changes have been made to or discovered regarding the operations, use or environmental conditions on the Mortgaged Premises since the date of the most recent written environmental assessment provided to the Mortgagee.

     8.2.3. No Environmental Actions. To the best of the Mortgagor's knowledge and based on all appropriate and thorough inquiry, the Mortgaged Premises is not listed on any local, state and/or federal lists of potentially contaminated sites, including, but not limited to, the National Priorities List, Comprehensive Environmental Response, Compensation and Liability Information System or any state or federal hazardous waste site or leaking underground storage tank lists, and there have been no past and there are no pending or threatened Environmental Actions (as hereinafter defined) to which the Mortgagor is a party or which relate to the Mortgaged Premises. The Mortgagor has not received any notice of any Environmental Action respecting Mortgagor, the Mortgaged Premises or any off-site facility to which has been sent any Hazardous Material for purposes of any Hazardous Activity.

     8.2.4. Intentionally Deleted.

     8.2.5. Definitions. For purposes of this Mortgage, the following capitalized terms shall have the meanings set forth below:

          "Environmental Action" shall mean:

          (a) any notice of violation, complaint, claim, citation, demand, inquiry, report, action, assertion of potential responsibility, lien, encumbrance, or proceeding regarding the Mortgaged Premises, whether formal or


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     informal, absolute or contingent, matured or unmatured, brought or issued by any governmental unit, agency, or body, or any person or entity respecting:

               (1) any Environmental Law;

               (2) the environmental condition of the Mortgaged Premises, or any portion thereof, or any property near the Mortgaged Premises, including actual or alleged damage or injury to humans, public health, wildlife, biota, air, surface or subsurface soil or water, or other natural resources; or

               (3) any Hazardous Activity on the Mortgaged Premises or off-site;

          (b) any violation or claim of violation by the Mortgagor of any Environmental Law whether or not involving the Mortgaged Premises;

          (c) any lien for damages caused by, or the recovery of any costs incurred by any person or entity, including any governmental entity, for the investigation, remediation or cleanup of any Hazardous Release or threatened Hazardous Release on the Mortgaged Premises; or

          (d) the destruction or loss of use of property, or the injury, illness or death of any officer, director, employee, agent, representative, tenant or invitee of the Mortgagor or any other person alleged to be or possibly to be arising from or caused by the environmental condition of the Mortgaged Premises or any Hazardous Activity on the Mortgaged Premises.

          "Environmental Laws" shall mean:

          (a) any present or future federal statute, law, code, rule, regulation, ordinance, order, standard, permit, license, guidance document or requirement (including consent decrees, judicial decisions and administrative orders) together with all related amendments, implementing regulations and reauthorizations, pertaining to the protection, preservation, conservation or regulation of the environment, including, but not limited to: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq. ("RCRA"); the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et

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     seq. ("TOSCA"); the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the
     Clean Water Act, 33 U.S.C. Sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq. ("HMTA"); the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; and the Atomic Energy Act, 42 U.S.C. Sections 2011 et seq.

          (b) any present or future state or local statute, law, code, rule, regulation, ordinance, order, standard, permit, license or requirement (including consent decrees, judicial decisions and administrative orders) together with all related amendments, implementing regulations and reauthorizations, pertaining to the protection, preservation, conservation or regulation of the environment.

          "Hazardous Activity" shall mean any use, exposure, Hazardous Release, generation, manufacture, sale, transport, handling, storage, treatment, reuse, presence, decontamination, clean-up or recycling of any Hazardous Material.

          "Hazardous Materials" shall mean (a) all substances defined as "hazardous substances", "hazardous materials", "toxic substances", "hazardous wastes" or "solid waste" in CERCLA, RCRA, TOSCA or HMTA; (b) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as "hazardous substances" (40 C.F.R. Part 302 and amendments thereto); those substances defined as "hazardous wastes" or "hazardous substances" in the regulations adopted and publications promulgated pursuant to said laws or which otherwise are or become regulated by any governmental authority, agency, department, commission, board or instrumentality of the United States of America, the State of New Jersey, or any political subdivision thereof; (d) any hazardous, dangerous or toxic chemical, material, waste, pollutant, contaminant or substance (collectively, "Pollutants") within the meaning of any Environmental Law prohibiting, limiting or otherwise regulating any Hazardous Activity relating to any such Pollutant; (e) any petroleum, crude oil, or fraction or by-product thereof; (f) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. Sections 2011 et seq., as amended or hereafter amended, and in the regulations adopted and publications promulgated pursuant to said law;
     (g) asbestos-containing materials in any form or


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     condition; and (h) polychlorinated biphenyls in any form or condition.

          "Hazardous Release" shall mean the release of Hazardous Materials into the environment by any means whatsoever, including but not limited to any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping removing or disposing (including the abandonment or discarding of barrels, containers and other receptacles containing any Hazardous Material).


     IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

                                     "Mortgagor"

                                   CORPORATE REALTY INCOME
                                   FUND I, L.P., a Delaware
                                   limited partnership, dba CORPORATE
                                   REALTY INCOME FUND, LIMITED
                                   PARTNERSHIP


                                   By:   _______________________
                                         Robert F. Gossett, Jr.,
                                         general partner


                                   By:   1345 Realty Corporation,
                                         general partner


                                         By:  ________________________
                                              Robert F. Gossett, Jr.,
                                              President



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STATE OF NEW YORK             )
                              :  ss.:
COUNTY OF NEW YORK            )

                  On the ______ day of September, 1996, before me personally came ROBERT F. GOSSETT, JR., to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________; that he is the ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
the ___________________________________________ described in the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation and as and for the act and deed of said corporation.



                                             ___________________________________
                                                      Notary Public





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                                    EXHIBIT A

                                    PREMISES

                                LEGAL DESCRIPTION

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NEW EASTERLY SIDELINE OF DURHAM AVENUE (FORMERLY NEW BROOKLYN TO NEW DURHAM ROAD) SAID POINT ALSO MARKING THE POINT OF INTERSECTION OF THE NEW EASTERLY SIDELINE OF DURHAM AVENUE AND THE CENTERLINE OF KAVAZ AVENUE (VACATED ORD., #512) SAID POINT BEING 40.00 FEET AT RIGHT ANGLES FROM THE CENTERLINE OF DURHAM AVENUE, THENCE:

(1) NORTH 24 DEGREES 11 MINUTES 13 SECONDS WEST ALONG THE NEW RIGHT OF WAY LINE OF DURHAM AVENUE, A DISTANCE OF 307.92 FEET TO A POINT; THENCE,

(2) NORTH 65 DEGREES 48 MINUTES 47 SECONDS EAST MAKING A NEW DIVISION LINE A DISTANCE OF 350.00 FEET TO A POINT; THENCE,

(3) NORTH 24 DEGREES 11 MINUTES 13 SECONDS WEST STILL MAKING A NEW DIVISION LINE A DISTANCE OF 65.00 FEET TO A POINT; THENCE,

(4) NORTH 30 DEGREES 55 MINUTES 21 SECONDS EAST STILL MAKING A NEW DIVISION LINE A DISTANCE OF 256.52 FEET TO A POINT; THENCE,

(5) SOUTH 58 DEGREES 39 MINUTES 17 SECONDS EAST ALONG THE WESTERLY SIDELINE OF ROUTE 287 A DISTANCE OF 428.00 FEET TO A POINT; THENCE,

(6) SOUTH 54 DEGREES 04 MINUTES 26 SECONDS WEST ALONG THE CENTERLINE OF KAVAZ AVENUE ALSO THE DIVISION LINE WITH THE PRUDENTIAL INSURANCE CO. OF AMERICA A DISTANCE OF 819.78 FEET TO THE POINT AND PLACE OF BEGINNING.

THE ABOVE DESCRIPTION IS IN ACCORDANCE WITH A SURVEY PREPARED BY SCHOOR DEPALMA, INC., DATED JUNE 5, 1995.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

LOT 4.01, BLOCK 550, ON THE OFFICIAL TAX MAP OF BOROUGH OF SOUTH PLAINFIELD.

PREMISES COMMONLY KNOWN AS 1001 DURHAM AVENUE.

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